RCI HOSPITALITY HOLDINGS INC

The Innovator in Bar-Restaurant-Entertainment Themed Hospitality

Nasdaq: RICK
Investor Presentation
March 2018
www.rcihospitality.com

Forward-Looking Statements

Certain statements contained in this presentation regarding RCI Hospitality future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where applicable, words such as "anticipate," "approximate, " "believe," "estimated," "expect," "goal," "intent," "outlook," "planned," "potential," "will," "would," and similar expressions, as they relate to the company or its management, have been used to identify such forward-looking statements.

All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the company.

Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the company's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Such risks, uncertainties and contingencies include, but are not limited to, risks and uncertainties associated with our future operational and financial results, operating and managing adult businesses, competitive factors, conditions relevant to real estate transactions, cybersecurity, the timing of the openings of other clubs, the availability of acceptable financing to fund corporate expansion efforts, our dependence on key personnel, the ability to manage operations and the future operational strength of management, and the laws governing the operation of adult entertainment businesses.

Additional factors that could cause the company's results to differ materially from those described in the forward-looking statements are described in forms filed with the SEC from time to time and available at www.rcihospitality.com or on the SEC's internet website at www.sec.gov.

Unless required by law, RCI Hospitality does not undertake any obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company's operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding items that management believes are not representative of the ongoing business operations of the Company, but are included in the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows:

Non-GAAP Operating Income and Non-GAAP Operating Margin. We exclude from non-GAAP operating income and non-GAAP operating margin amortization of intangibles, gains or losses on sale of assets, gain on insurance, and settlement of lawsuits. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations.

Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share. We exclude from non-GAAP net income and non-GAAP net income per diluted share amortization of intangibles, costs and charges related to debt refinancing, income tax expense (benefit), gains or losses on sale of assets, gain on insurance, and settlement of lawsuits, and include the non-GAAP provision for current and deferred income taxes, calculated at 26.5% and 33% effective tax rate of the pre-tax non-GAAP income before taxes for the quarter ended December 31, 2017 and 2016, respectively, because we believe that excluding and including such items help management and investors better understand our operating activities.

Adjusted EBITDA. We exclude from adjusted EBITDA depreciation expense, amortization of intangibles, income tax expense (benefit), net interest expense, gains or losses on sale of assets, gain on insurance, and settlement of lawsuits because we believe that adjusting for such items helps management and investors better understand operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs.

Management also uses non-GAAP cash flow measures such as free cash flow. Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy.

Our Form 10-Q for the quarter ended December 31, 2017 and our March 7, 2018 news release contain additional details relative to the non-GAAP financial measures and are posted on our website at www.rcihospitality.com.

1. What We Do

Overview

- Leader in gentlemen's clubs and sports bars/restaurants
- Founded 1983, Nasdaq IPO 1995

Gentlemen's Clubs

- 36 clubs – some of the industry's best – in 8 of Top 20 US markets
- Major brands: Rick's, Tootsie's, Scarlett's, XTC, Jaguars, Club Onyx

Bombshells Restaurants

- Fast-growing, 5-unit sports bar restaurant chain in Texas
- 4 units in development

Entertainment Drives Sales

- Clubs: Beautiful female entertainers attract customers
- Bombshells: Fun place to eat, drink & stay – always something going on

Exchange: Symbol	Revenues (TTM)	Non-GAAP EPS (TTM)*	Cash Dividend	Market Cap (3/26/18)	Shares (12/31/17)	Inside Owners (12/31/17)
Nasdaq: RICK	$152M	$1.65	$0.12/year	$274M	9.7M	7.58%

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

2. Great Business

Strong Cash Generation (FY17)

- High gross profit margin (86%)
- Fast inventory turnover (10x)
- Low maintenance capex ($1.8M)

Clubs: Barriers to Entry

- Most municipal licenses tied to physical location
- Few municipalities issue new licenses
- We have acquired ~80% of clubs we own

Bombshells: Competition Helps

- Does well in high traffic areas with other casual dining brands

Access to Bank Financing

- With our cash generation, we can fund growth through debt

Total Revenues (FY17)



Entertainment Services 40%
Alcoholic Beverages 42%
Food, Merchandise & Other 18%

RCI HOSPITALITY HOLDINGS INC

3. Capital Allocation Strategy

1. **Buy/open new units or expand existing ones if:**
   - We can achieve target cash on cash return of at least 25-33% or
   - There is a strategic rationale
2. **Take action if units not performing in line with strategy**
   - Free up capital for better use
3. **Use FCF to buy back shares if yield enters double-digits**
   - ~8.5% after tax yield (ATY) with shares in $28 range
4. **Pay off most expensive debt at accelerated rate if:**
   - Lower effective tax rate (ETR) significantly increases ATY from paying off 12% debt
   - There is a strategic rationale



FCF Yield on Stock Price @ FCF of $23M
13.1%
12.5%
11.8%
11.3%
10.8%
10.3%
9.9%
9.5%
9.1%
8.8%
8.5%
8.2%
7.9%
7.6%
7.4%
9.2% ATY retiring 12% debt @ new 23% ETR – Better than buying stock above $26
7.6% ATY retiring 12% debt @ old 37% ETR – Better to buy stock below $31
$18 $19 $20 $21 $22 $23 $24 $25 $26 $27 $28 $29 $30 $31 $32 $33
Stock Price

4. Free Cash Flow Scorecard*

Starting FY16: Cash is King

- FCF: Net cash provided by operating activities less maintenance capex
- FY15-17: FCF up 29%, to $19.3M
- FY18: Targeting 19% growth, to $23.0M

Reduced FD Shares by 6% (4Q15-3Q17)

- Share Buybacks
  - 1Q16-1Q17: Largest continual buyback in RCI history
  - $8.4M for 836,766 shares at average $10.05 each
- Retired All Convertible Debt
  - FY16-17: Paid off $3.2M
  - No dilutive securities in capital structure

Initiated Cash Dividend (2Q16)

- $0.12/ps cash annually
- Paid $0.03/ps quarterly



Free Cash Flow ($M)
24%
4%
19%
$14.9
$18.5
$19.3
$23.0
FY15
FY16 Total (adjusted**)
FY17 Total
FY18 Target

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

** $18.5M for FY16 in the chart reflects FCF of $20.5M less $2.0M in tax credits.

Adjusted EBITDA Scorecard*

Highlights

- Significantly improved growth FY16-FY17
- 1Q18 vs. 1Q17: Up 39% to $11.1M



Adjusted EBITDA ($M)
8%
1%
8%
$31.7
$34.1
$34.5
$37.3
FY14
FY15
FY16
FY17

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

5. Financial Goals (3-5 Years)

Objective		• FCF: Grow +50% to +$30M from $19.3M in FY17
STRATEGIES	**1. Clubs**	• Acquire more great clubs in the right markets
	2. Bombshells	• Expand number of company-owned units 3 per year
	3. Focus	• Build capital if can't find right acquisitions or Bombshells locations

6. Clubs: Plenty of Room to Grow

Strategy

- 2,200 clubs / ~500 meet our qualifications
- While we are one of the largest, market share is < 2%

Opportunity

- Long-term owners interested in selling
- Acquirer of choice: Only public company in the space plus access to bank financing
- Buy earnings accretive clubs at 3-4x adjusted EBITDA
- Great track record with seller financing funded from acquisition cash flow

Nightclubs Segment ($M)	FY17	FY16	Δ
Revenues	$124.7	$113.9	9.4%
Operating Income (Non-GAAP)*	$41.2	$36.8	12.2%
Operating Margin (Non-GAAP)*	33.1%	32.3%	+81 bps

FY17 reflects: 5.1% SSS growth, 3Q17 acquisitions, and 4Q16 disposition of under-performers

Our Top Club Brands

Rick's Cabaret	Elegant clubs with restaurants
Scarlett's	High-end, high-energy party club
Tootsie's Cabaret	Nation's mega club with 74,000 square feet
Club Onyx	High-end clubs for African-American professionals
Jaguars Club	Lively BYOB clubs for blue collar patrons and the college crowd
XTC Cabaret	Lively BYOB clubs for blue collar patrons and the college crowd

RCI HOSPITALITY HOLDINGS INC

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

7. Bombshells: Can Be Explosive

Strategy

- Develop 80-100 units (20% RCI-owned / 80% franchised)
- Focus on company-owned to build critical mass

Opportunity

- First military-themed concept in sports bars
- Large venues (8K sq. ft.+ patio), full bar, scratch kitchen, big flat screen TVs, DJs
- Attracts men, women, singles, couples, families
- Strong lunch, dinner and late night business with high beverage/food ratio (~60/40)



BOMBSHELLS
RESTAURANT & BAR



Bombshells Segment ($M)	FY17	FY16	Δ
Revenues	$18.8	$18.7	0.7%
Operating Income (Non-GAAP)*	$3.1	$2.5	22.1%
Operating Margin (Non-GAAP)*	16.4%	13.5%	+286 bps

FY17 reflects 3.5% SSS growth, new unit opened in 4Q17, 4Q16 closure of under-performer

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

8. Debt is Manageable *($ in millions)*

Long-Term Debt

6.73% Average Weighted Rate	FY17	% Total
Secured by Real Estate	$84.0	66%
Scarlett's Seller Financing	$18.1	14%
Parent (Includes $5.4 to buy Scarlett's)	$12.2	10%
Secured by Other Assets	$8.0	6%
Texas Comptroller Settlement	$5.4	4%
Total @ 12/31/17	$127.7*	100%

Debt Maturities



Amortization Schedule
Realty Balloon
Non-Realty Balloon
$3.0
$1.9
$7.1
$9.3
$5.4
$7.4
$7.7
$3.8
$6.6
FY18 as of 12/31/17
FY19
FY20
FY21
FY22

Highlights

- Most debt is real estate that amortizes until ballooned
- No major realty or non-reality balloons over the next five years
- Steady decline in occupancy costs even though we have acquired more clubs and real estate

Occupancy Costs



Rent + Interest as % of Revenue
9.4%
8.5%
8.3%
8.3%
7.7%
FY14
FY15
FY16
FY17
1Q18

RCI HOSPITALITY HOLDINGS INC

* Long-Term Debt is $126.0 million net of loan costs

9. High Cash Return Models



St. Louis Assets, $4.2M, low EBITDA multiple, 2017

- All cash up front for open, closed, and unbuilt clubs
- Included unencumbered real estate
- Within target 25-33% ROI range

Scarlett's Cabaret Miami, $25.9M, 4x EBITDA, 2017

- Nearby competitors shut down shortly before acquisition
- $5.4M cash, $5.0M at 5% due in 12 months, $15.5M at 8% over 12 years
- Within target 25-33% ROI range

Bombshells: Lease Site & Reconstruct Building

- $3M cash investment
- Target $1M annual EBITDA
- Projected ~33% ROI

Bombshells: Acquire & Construct Site with Bank Financing

- $1M cash investment
- Target $1M annual EBITDA
- Projected ~100% ROI

10. FY18 Off to Good Start

1Q18 (vs. 1Q17)

- Revenues up 22% (16% from new units, 7% from same-stores)
- Non-GAAP EPS: $0.53 vs. $0.31*
- FCF: $7.5M vs. $5.1M*

2Q18 (ends 3/31/18)

- January: Good sales despite tough weather in some markets
- February: Benefit from pro football championship in multiple markets
- March: Major college basketball events in NYC and Charlotte (4 clubs)

Bombshells Restaurants

- Pearland (S Houston suburb) opening imminently
- Upcoming: E Houston (4Q18), SW Houston (1Q19) & N Houston (TBA)
- Will give us 9 units in Texas (7 in Greater Houston)

New Tax Legislation

- 1Q18: $9.7M non-cash gain
- FY18: 26.5% ETR expected
- FY19: ~23% ETR expected

* For GAAP reconciliation, see the company's earnings news releases on the company's website at www.rcihh.com.

Contact Information

Corporate Office
10737 Cutten Road
Houston, TX 77066
Phone: (281) 397-6730

Investor Relations
Gary Fishman
Steven Anreder
Phone: (212) 532-3232

IR Website
www.rcihospitality.com
Nasdaq: RICK